PREPAID EXPENSE AND OTHER ASSETS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
PREPAID EXPENSE AND OTHER ASSETS
Deposits	¥ 68,219		¥ 91,258
Advances to suppliers	19,732		10,607
Prepaid taxes	304,278		338,450
Prepaid service fee	36,306		45,201
Prepaid investment	304,996		270,996
Others	22,347		37,046
Less: Adoption of new accounting standard	0		(466)
Less: Allowance for doubtful accounts	(4,000)
Total	¥ 751,878	$ 117,986	¥ 793,092